UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 4, 2005

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-644-2	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 4, 2005, at the Annual Meeting of Stockholders, the stockholders of the Company approved the 2005 Colgate-Palmolive Company Employee Stock Option Plan (the “Employee Stock Option Plan”) and the 2005 Colgate-Palmolive Company Non-Employee Director Stock Option Plan (the “Director Stock Option Plan”).

The Employee Stock Option Plan will replace the existing 1997 Stock Option Plan effective June 1, 2005. It provides for the grant of stock options or stock appreciation rights by the independent Personnel & Organization Committee of the Board of Directors to officers and employees who are in a position to contribute materially to the success of the Company. Awards covering up to a maximum of 40,000,000 shares of Company common stock are authorized for grant under the Plan, which has an eight-year term. A description of the terms of the Plan can be found in the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 30, 2005. See Exhibit 10-A hereto for a copy of the Plan and form of individual award agreement typically used thereunder.

The Director Stock Option Plan replaces the previous Non-Employee Director Stock Option Plan effective as of January 13, 2005. It provides for a fixed grant of 4,000 stock options each year to each director who is not an employee or officer of the Company. Awards covering up to a maximum of 400,000 shares of Company common stock are authorized for grant under the Plan, which has an eight-year term. A description of the terms of the Plan can be found in the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 30, 2005. See Exhibit 10-B hereto for a copy of the Plan and form of award agreement used thereunder.

Item 8.01. Other Events.

Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of stockholders was held on May 4, 2005. The matters voted on and the results of the vote were as follows:

(a)	Jill K. Conway, Ronald E. Ferguson, Ellen M. Hancock, David W. Johnson, Richard J. Kogan, Delano E. Lewis, Reuben Mark and Elizabeth A. Monrad were elected directors of the Company. The results of the vote were as follows:

	Votes Received	Votes Withheld
Jill K. Conway	463,767,404 (96.7%)	15,707,150 (3.3%)
Ronald E. Ferguson	460,262,094 (96.0%)	19,212,460 (4.0%)
Ellen M. Hancock	463,245,748 (96.6%)	16,228,806 (3.4%)
David W. Johnson	459,997,695 (95.9%)	19,476,859 (4.1%)
Richard J. Kogan	455,567,722 (95.0%)	23,906,832 (5.0%)
Delano E. Lewis	464,492,993 (96.9%)	14,981,561 (3.1%)
Reuben Mark	459,956,755 (95.9%)	19,517,799 (4.1%)
Elizabeth A. Monrad	465,931,642 (97.2%)	13,542,912 (2.8%)

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(b)	The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005 was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
469,066,907 (97.8%)	7,042,218 (1.5%)	3,365,429 (0.7%)

(c)	The Colgate-Palmolive Company 2005 Employee Stock Option Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
332,849,568 (83.3%)	62,168,508 (15.5%)	4,770,247 (1.2%)	79,686,231

(d)	The Colgate-Palmolive Company 2005 Non-Employee Director Stock Option Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
352,209,702 (88.1%)	42,319,483 (10.6%)	5,259,138 (1.3%)	79,686,231

(e)	A stockholder proposal regarding executive compensation was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,652,383 (7.7%)	360,623,734 (90.2%)	8,512,206 (2.1%)	79,686,231

For information regarding voting procedures, please see the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10-A	Colgate-Palmolive Company 2005 Employee Stock Option Plan and form of award agreement used thereunder.

10-B	Colgate-Palmolive Company 2005 Non-Employee Director Stock Option Plan and form of award agreement used thereunder.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 6, 2005	By:	/s/ Andrew D. Hendry
	Name:	Andrew D. Hendry
	Title:	Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

10-A	Colgate-Palmolive Company 2005 Employee Stock Option Plan and form of award agreement used thereunder.

10-B	Colgate-Palmolive Company 2005 Non-Employee Director Stock Option Plan and form of award agreement used thereunder.

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